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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 23, 2003
                                                        ------------------


                           CAMCO FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-25196                51-0110823
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(State or other jurisdiction          (Commission        (IRS Employer I.D. No.)
     of incorporation)                 File No.)



                    6901 Glenn Highway, Cambridge, Ohio 43725
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:       (740) 435-2020
                                                    -------------------------




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Item 5. Other Events and Regulation FD Disclosure.
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     On September 23, 2003, Camco Financial Corporation issued a press release announcing a dividend on its common stock. The press release is attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits.
------  ---------------------------------
        (a) and (b)       Not applicable.

        (c)               Exhibits.

                          See Index to Exhibits.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CAMCO FINANCIAL CORPORATION



                                           By: /s/ Richard C. Baylor
                                               --------------------------------
                                               Richard C. Baylor, President


Date: September 23, 2003



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                                INDEX TO EXHIBITS


   Exhibit
   Number                             Description
   -------                            -----------
     99            Press Release of Camco Financial Corporation dated
                   September 23, 2003.



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